Exhibit 10.12(a)
EXECUTION COPY
FIRST AMENDMENT
Dated as of November 13, 2006
TO
SERIES 2002-1 SUPPLEMENT
TO WYNDHAM MASTER LOAN PURCHASE AGREEMENT
As Amended and Restated as of July 7, 2006
      THIS FIRST AMENDMENT (this “Amendment”) is dated as of November 13, 2006 and amends that Series 2002-1 Supplement dated as of August 29, 2002 and amended and restated as of July 7, 2006 (the “PA Supplement”) to the Master Loan Purchase Agreement under which WYNDHAM CONSUMER FINANCE, INC. is the Seller and is by and between WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as seller (the “Seller”), WYNDHAM VACATION RESORTS, INC., a Delaware corporation formerly known as Fairfield Resorts, Inc., as co originator (“Resorts” or “FRI”), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation and a wholly-owned subsidiary of FRI, as co originator (“FMB”), KONA HAWAIIAN VACATION OWNERSHIP, LLC, a Hawaii limited liability company, as an originator (“Kona”), SHAWNEE DEVELOPMENT, INC., a Pennsylvania corporation, as an originator (“SDI”), SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation (“Sea Gardens”), VACATION BREAK RESORTS, INC., a Florida corporation (“VBR”), VACATION BREAK RESORTS AT STAR ISLAND, INC., a Florida corporation (“VBRS”) (each of Sea Gardens, VBR and VBRS being wholly-owned subsidiaries of Vacation Break, USA, Inc., a wholly-owned subsidiary of FRI), PALM VACATION GROUP, a Florida general partnership (“PVG”), OCEAN RANCH VACATION GROUP, a Florida general partnership (“ORVG”) (each of Sea Gardens, VBR, VBRS, PVG and ORVG are hereinafter collectively referred to as the “VB Subsidiaries” and PVG and ORVG are hereinafter collectively referred to as the “VB Partnerships”) and SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company, as purchaser (hereinafter referred to as the “Purchaser” or the “Company”).
      This Amendment reflects the new terms agreed between the Seller and the Purchaser regarding the eligibility of certain Loans sold by the Seller to the Purchaser.
      The PA Supplement supplements the Master Loan Purchase Agreement dated as of August 29, 2002, as amended and restated as of July 7, 2006 and amended by the First Amendment thereto dated as of even date herewith. The Master Loan Purchase Agreement, as so amended, is the “Agreement.” Terms used in this Amendment and not defined herein have the meaning assigned in the Agreement.
          Section 1. Amendment. Clause (w) of the definition of Eligible Loan contained in Section 1 of the PA Supplement is hereby amended and restated to read in its entirety as follows:

     (w) with respect to which at least one Scheduled Payment has been made by the Obligor; except that this subsection (w) shall not be applicable with respect to Loans made for the purpose of or relating to the financing of a Timeshare Upgrade;
          Section 2. Effect of Amendment to Definition of Eligible Loan. The amendment made to the definition of Eligible Loan contained in Section 1 of this Amendment shall be applicable only with respect to Loans sold by the Seller to the Purchaser on or after the date of this Amendment. Loans sold under the Agreement and the PA Supplement prior to the date of this Amendment were and are subject to the terms of such documents as such documents existed at the time of the sale.
          Section 3. Ratification of PA Supplement. As amended and supplemented by this Amendment, the PA Supplement is in all respects ratified and confirmed and the PA Supplement as so amended and supplemented shall be read, taken and construed as one and the same instrument.
          Section 4. Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
          Section 5. GOVERNING LAW. THIS PA SUPPLEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

WYNDHAM CONSUMER FINANCE, INC.
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

WYNDHAM VACATION RESORTS, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

FAIRFIELD MYRTLE BEACH, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SEA GARDENS BEACH ANDTENNIS RESORT, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

VACATION BREAK RESORTS, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

VACATION BREAK RESORTS AT STAR ISLAND, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

PALM VACATION GROUP, by its General Partners: Vacation Break Resorts at Palm Aire, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

Palm Resort Group, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

OCEAN RANCH VACATION GROUP, by its General Partners: Vacation Break at Ocean Ranch, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

Ocean Ranch Development, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SIERRA DEPOSIT COMPANY, LLC
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

KONA HAWAIIAN VACATION OWNERSHIP, LLC
By:	Wyndham Vacation Resorts, Inc.
Its Managing Member

By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SHAWNEE DEVELOPMENT, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer